[GRAPHIC OMITTED]

            INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
                           WITH FLEXIBLE CONTRIBUTIONS
                                    ISSUED BY
                            LPLA SEPARATE ACCOUNT ONE
                                       AND
                      LONDON PACIFIC LIFE & ANNUITY COMPANY

The Individual Fixed and Variable Deferred Annuity Contracts with Flexible Contributions (the "Contracts") described in this Prospectus provide for accumulation of Contract Values on a fixed and variable basis and payment of annuity payments on a fixed and variable basis. The Contracts are designed for use by individuals in retirement plans on a Qualified or Non-Qualified basis. (See "Definitions.")

Contributions for the Contracts will be allocated to a segregated investment account of London Pacific Life & Annuity Company (the "Company") which account has been designated LPLA Separate Account One (the "Separate Account") or to the Company's Fixed Account. Under certain circumstances, however, Contributions may initially be allocated to the Berkeley Money Market Sub-Account of the Separate Account. (See "Highlights.") The Separate Account invests in shares of LPT Variable Insurance Series Trust, Morgan Stanley Universal Funds, Inc. and BT Insurance Funds Trust. (See "Eligible Funds.") LPT Variable Insurance Series Trust is a series fund with eight Portfolios currently available: Harris Associates Value Portfolio; MFS Total Return Portfolio; Berkeley U.S. Quality
Bond Portfolio; Strong International Stock Portfolio; Berkeley Money Market Portfolio; Robertson Stephens Diversified Growth Portfolio; Lexington Corporate Leaders Portfolio; and Strong Growth Portfolio. Prior to May 1, 1997, the Harris Associates Value Portfolio was known as the MAS Value Portfolio and the Robertson Stephens Diversified Growth Portfolio was known as the Berkeley Smaller Companies Portfolio. Prior to November 3, 1997, the Berkeley Money Market Portfolio and the Berkeley U.S. Quality Bond Portfolio were known as the Salomon Money Market Portfolio and the Salomon U.S. Quality Bond Portfolio, respectively. Shares of the Strong International Stock Portfolio are no longer available for investment. Morgan Stanley Universal Funds, Inc. is a series fund with eighteen portfolios, the following three of which are available in connection with the Contracts: Morgan Stanley U.F High Yield Portfolio, Morgan Stanley U.F. International Magnum Portfolio and Morgan Stanley U.F. Emerging Markets Equity Portfolio. BT Insurance Funds Trust is a series fund with six series, the following of which is available in connection with the Contracts: BT Equity 500 Index Fund.

THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE CONTRIBUTIONS.

This Prospectus concisely sets forth the information a prospective investor should know before investing. Additional information about the Contracts is contained in the Statement of Additional Information ("SAI") which is available at no charge. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SEC maintains a Web Site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI can be found on Page 26 of this Prospectus. For the Statement of Additional Information, call (800) 852-3152 or write to the Company's Annuity Service Center at the address listed on the back page of this Prospectus.

INQUIRIES:

Any inquiries can be made by telephone or in writing to the Annuity Service Center listed on the back page of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This  Prospectus  and the Statement of Additional  Information  are dated May 1,
1998.

This Prospectus should be kept for future reference.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]




                                TABLE OF CONTENTS

                                                                                         PAGE

DEFINITIONS ...............................................................................1

HIGHLIGHTS ................................................................................3

FEE TABLE..................................................................................5

CONDENSED FINANCIAL INFORMATION............................................................8

THE COMPANY................................................................................9

THE SEPARATE ACCOUNT.......................................................................9

ELIGIBLE FUNDS............................................................................ 9
         LPT Variable Insurance Series Trust...............................................9
         Morgan Stanley Universal Funds, Inc..............................................10
         BT Insurance Funds Trust.........................................................10
         Voting Rights....................................................................10
         Substitution of Securities.......................................................10

CHARGES AND DEDUCTIONS....................................................................10
         Deduction for Contingent Deferred Sales Charge (Sales Load)......................10
         Convalescent Care Facility/Terminal Illness Benefit .............................11
         Reduction or Elimination of the Contingent Deferred Sales Charge.................11
         Deduction for Mortality and Expense Risk Charge..................................11
         Deduction for Administrative Charge .............................................12
         Deduction for Distribution Charge................................................12
         Deduction for Contract Maintenance Charge........................................12
         Deduction for Transfer Fee.......................................................12
         Deduction for Premium and Other Taxes............................................12
         Deduction for Expenses of the Trust..............................................13

THE CONTRACTS............................................................................ 13
         Owner............................................................................13
         Joint Owners ....................................................................13
         Annuitant........................................................................13
         Assignment ......................................................................13

CONTRIBUTIONS AND CONTRACT VALUE..........................................................14
         Contributions ...................................................................14
         Allocation of Contributions......................................................14
         Dollar Cost Averaging Program ...................................................14
         Rebalancing Program..............................................................14
         Contract Value...................................................................14
         Exchange Program.................................................................15
         Accumulation Units...............................................................16
         Accumulation Unit Value..........................................................16

TRANSFERS.................................................................................16
         Transfers During the Accumulation Period.........................................16
         Transfers During the Annuity Period..............................................17

WITHDRAWALS...............................................................................17

         Systematic Withdrawal Option.....................................................18
         Suspension or Deferral of Payments...............................................18

                                                                                        PAGE

PROCEEDS PAYABLE ON DEATH.................................................................18
         Death of Owner During the Accumulation Period....................................18
         Death Benefit Amount During the Accumulation Period..............................18
         Death Benefit Options During the Accumulation Period.............................19
         Death of Owner During the Annuity Period.........................................19
         Death of Annuitant...............................................................19
         Payment of Death Benefit.........................................................20
         Beneficiary......................................................................20
         Change of Beneficiary............................................................20

ANNUITY PROVISIONS........................................................................20
         General..........................................................................20
         Annuity Date.....................................................................20
         Selection or Change of an Annuity Option.........................................20
         Frequency and Amount of Annuity Payments ........................................20
         Annuity .........................................................................20
         Fixed Annuity ...................................................................21
         Variable Annuity ................................................................21
         Annuity Options..................................................................21
              Option A. Life Annuity......................................................21
              Option B. Life Annuity with Period Certain of 120 Months....................21
              Option C. Joint and Survivor Annuity........................................21
              Option D. Period Certain....................................................21

DISTRIBUTOR...............................................................................21

PERFORMANCE INFORMATION...................................................................21
         Berkeley Money Market Sub-Account................................................21
         Other Sub-Accounts...............................................................22

FEDERAL TAX STATUS .......................................................................23
         General..........................................................................23
         Diversification..................................................................23
         Contracts Owned by Other than Natural Persons....................................24
         Multiple Contracts...............................................................24
         Tax Treatment of Assignments.....................................................24
         Income Tax Withholding...........................................................24
         Tax Treatment of Withdrawals - Non-Qualified Contracts...........................24
         Qualified Plans..................................................................25
         Tax Treatment of Withdrawals - Qualified Contracts...............................25

FINANCIAL STATEMENTS......................................................................26

LEGAL PROCEEDINGS.........................................................................26

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..............................26

APPENDIX ................................................................................A-1


                                   DEFINITIONS

ACCUMULATION PERIOD: The period prior to the Annuity Date during which Contributions may be made.

ACCUMULATION UNIT: A unit of measure used to determine the value of the Owner's interest in a Sub-Account of the Separate Account during the Accumulation Period.

ADJUSTED CONTRACT VALUE: The Contract Value less any applicable Premium Tax and Contract Maintenance Charge, if any. This amount is applied to the applicable Annuity Tables to determine Annuity Payments.

AGE: The age of any Owner or Annuitant on his/her last birthday.

ANNUITANT: The natural person on whose life Annuity Payments are based. On or after the Annuity Date, the Annuitant shall also include any Joint Annuitant.

ANNUITY DATE: The date on which Annuity Payments begin.

ANNUITY OPTIONS: Options available for Annuity Payments.

ANNUITY PAYMENTS: The series of payments made to the Owner or any named payee after the Annuity Date under the Annuity Option selected.

ANNUITY PERIOD: The period of time beginning with the Annuity Date during which Annuity Payments are made.

ANNUITY SERVICE CENTER: The office indicated on the back page of this Prospectus to which notices, requests and Contributions must be sent. All sums payable to the Company under the Contract are payable only at the Annuity Service Center.

ANNUITY UNIT: A unit of measure used to calculate Variable Annuity Payments during the Annuity Period.

BENEFICIARY: The person(s) or entity(ies) who will receive the death benefit payable under the Contract.

COMPANY: London Pacific Life & Annuity Company.

CONTRACT ANNIVERSARY: An anniversary of the Issue Date.

CONTRACT VALUE: The dollar value as of any Valuation Period of all amounts accumulated in the Contract.

CONTRACT WITHDRAWAL VALUE: The Contract Value less any applicable Premium Tax, less any Contingent Deferred Sales Charge, less any applicable Contract Maintenance Charge.

CONTRACT YEAR: The first Contract Year is the annual period which begins on the Issue Date. Subsequent Contract Years begin on each anniversary of the Issue Date.

CONTRIBUTION: A payment made by or on behalf of an Owner with respect to the Contract.

EFFECTIVE DATE: The date the Company declares a Guaranteed Interest Rate for a specified Guarantee Period.

ELIGIBLE FUND: An investment entity into which assets of the Separate Account will be invested.

FIXED ACCOUNT: An investment option within the General Account where the Company guarantees the rate(s) of interest for a specified Guarantee Period.

FIXED ANNUITY: A series of payments made during the Annuity Period which are guaranteed as to dollar amount by the Company.

GENERAL ACCOUNT: The Company's general investment account which contains all the assets of the Company with the exception of the Separate Account and other segregated asset accounts.

GUARANTEE PERIOD: A one year period, commencing on the Issue Date, for which the Guaranteed Interest Rate is credited. Upon each Contract Anniversary, a new one year Guarantee Period commences.

GUARANTEED INTEREST RATE: The interest rate credited to the Contract Value by the Company for any given Guarantee Period.

ISSUE DATE: The date on which the Contract became effective.

NON-QUALIFIED CONTRACTS: Contracts issued under non-qualified plans which do not receive favorable tax treatment under Section 408 of the Internal Revenue Code of 1986, as amended (the "Code").

OWNER: The person or entity entitled to the ownership rights stated in the Contract.

PORTFOLIO: A segment of an Eligible Fund which constitutes a separate and distinct class of shares.

PREMIUM TAX: Any premium taxes paid to any governmental entity assessed against Contributions or Contract Value.

QUALIFIED CONTRACTS: Contracts issued under qualified plans which receive favorable tax treatment under Section 408 of the Code.

SEPARATE ACCOUNT: The Company's separate account designated as LPLA Separate Account One.

SUB-ACCOUNT: Separate Account assets are divided into Sub-Accounts. Assets of each Sub-Account will be invested in shares of an Eligible Fund or a Portfolio of an Eligible Fund.

VALUATION DATE: Each day on which the Company and the New York Stock Exchange ("NYSE") are open for business.

VALUATION PERIOD: The period of time beginning at the close of business of the NYSE on each Valuation Date and ending at the close of business for the next succeeding Valuation Date.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of specified Sub-Accounts of the Separate Account.

WRITTEN REQUEST: A request in writing, in a form satisfactory to the Company, which is received by the Annuity Service Center.


                                   HIGHLIGHTS

Contributions for the Contracts will be allocated to a segregated investment account of London Pacific Life & Annuity Company (the "Company") which account has been designated LPLA Separate Account One (the "Separate Account") or to the Company's Fixed Account. Under certain circumstances, however, Contributions may initially be allocated to the Berkeley Money Market Sub-Account of the Separate Account (see below). The Separate Account invests in shares of LPT Variable Insurance Series Trust, Morgan Stanley Universal Funds, Inc. and BT Insurance Funds Trust. Owners bear the investment risk for all amounts allocated to the Separate Account.

The Contract may be returned to the Company for any reason within ten (10) calendar days, or for a longer period in states where required, (thirty (30) calendar days if purchased by individuals in California who are 60 years of age or older on the Issue Date, or twenty (20) calendar days of the date of receipt with respect to the circumstances described in (c) below) after its receipt by the Owner ("Right to Examine Contract"). It may be returned to the Company at its Annuity Service Center (or the agent through whom it was purchased in the State of Washington). When the Contract is received by the Company at its Annuity Service Center, it will be voided as if it had never been in force. Upon its return, the Company will refund the Contract Value next computed after receipt of the Contract by the Company at its Annuity Service Center except in the following circumstances: (a) where the Contract is purchased pursuant to an Individual Retirement Annuity; (b) in those states which require the Company to refund Contributions, less withdrawals; or (c) in the case of Contracts which are deemed by certain states to be replacing an existing annuity or insurance contract and which require the Company to refund Contributions, less withdrawals. With respect to the circumstances described in (a), (b) and (c) above, the Company will refund the greater of Contributions, less any withdrawals, or the Contract Value (in Idaho, the Company will refund Contributions, less withdrawals), and will allocate initial Contributions to the Berkeley Money Market Sub-Account (except for any Contribution to be allocated to the Fixed Account as elected by the Owner) for 15 days after the Company first allocates the Owner's first Contribution (this period may be longer in certain states). Upon the expiration of such period, the Sub-Account value of the Berkeley Money Market Sub-Account will be allocated to the Separate Account in accordance with the election made by the Owner at the time the Contract is issued.

The Company offers an exchange program (the "Exchange Program") which is available only to purchasers who exchange an existing fixed annuity contract issued by another insurance company not affiliated with the Company or other financial investments for the Contract offered by this Prospectus. Under the Exchange Program, the Company adds certain amounts to the Contract Value as exchange credits ("Exchange Credits"). Subject to specific limits, the Exchange Credits equal the surrender charge paid, if any, to the other insurance company or the charges and penalties incurred in surrendering the financial investment, if any. (See "Contributions and Contract Value - Exchange Program.")

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                               CHARGE AS A PERCENTAGE
                                                                                    OF UNLIQUIDATED
                                         CONTRACT YEAR                          CONTRIBUTION WITHDRAWN
------------------------------------------------------------------------------------------------------------------------------------
                                            1 year                                         7%
------------------------------------------------------------------------------------------------------------------------------------
                                            2 years                                        7%
                                            3 years                                        6%
                                            4 years                                        5%
                                            5 years                                        4%
                                            6 years                                        3%
                                            7 years                                        2%
------------------------------------------------------------------------------------------------------------------------------------
                                       8 years or more                                     0%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

A Contingent Deferred Sales Charge (sales load) may be deducted in the event of a withdrawal of all or a portion of the unliquidated Contributions. Unliquidated means not previously surrendered or withdrawn. The Contingent Deferred Sales Charge is based upon the Contract Year in which the withdrawal is made as follows:

The Owner may make a partial withdrawal once each Contract Year on a non-cumulative basis without the imposition of the Contingent Deferred Sales Charge ("Free Withdrawal"). The Free Withdrawal amount may be up to 10% of unliquidated Contributions. For purposes of calculating the Free Withdrawal amount and the Contingent Deferred Sales Charge, amounts withdrawn as a Free Withdrawal are not considered a liquidation of contributions. If the Systematic Withdrawal Option is selected, the once a Contract Year limitation is waived if there have been no other Free Withdrawals during the current Contract Year. (See "Charges and Deductions - Deduction for Contingent Deferred Sales Charge" and the "Appendix.") Withdrawals of income may be subject to a ten percent (10%) federal income tax penalty if the Owner is not 59 1/2 years old at the time of the withdrawal. Each Valuation Period, the Company deducts a Distribution Charge from the Separate Account which is equal, on an annual basis, to .10% of the average daily net asset value of each Sub-Account of the Separate Account. This charge compensates the Company for the costs associated with the distribution of the Contracts. (See "Charges and Deductions - Deduction for Distribution Charge.")

Each Valuation Period, the Company deducts an Administrative Charge from the Separate Account which is equal, on an annual basis, to .15% of the average daily net asset value of each Sub-Account of the Separate Account. This charge compensates the Company for costs associated with the administration of the Contracts and the Separate Account. (See "Charges and Deductions - Deduction for Administrative Charge.")

On each Contract Anniversary, the Company deducts a Contract Maintenance Charge of $36 ($30 in North Dakota) from the Contract Value. However, during the Accumulation Period, if the Contract Value on the Contract Anniversary is at least $50,000, then no Contract Maintenance Charge is deducted. If a total withdrawal is made on other than a Contract Anniversary and the Contract Value for the Valuation Period during which the total withdrawal is made is less than $50,000, the full Contract Maintenance Charge will be deducted at the time of the total withdrawal. During the Annuity Period, the Contract Maintenance Charge will be deducted pro-rata from Annuity Payments regardless of Contract size and will result in a reduction of each Annuity Payment. (See "Charges and Deductions
- Deduction for Contract Maintenance Charge.")

Under certain circumstances, a Transfer Fee may be assessed when an Owner transfers Contract Values between Sub-Accounts or to or from the Fixed Account. (See "Charges and Deductions - Deduction for Transfer Fee.")

The Company will not deduct Premium Taxes from an Owner's Contributions before allocating the Contributions to the Fixed Account and/or Sub-Accounts of the Separate Account unless required to pay such taxes under applicable state law. The Company's current practice is to pay the Premium Tax due and deduct the tax upon full or partial withdrawals, payment of a death benefit or purchase of an annuity under the Contract. The Company reserves the right to discontinue the deferral of this tax. (See "Charges and Deductions - Deduction for Premium and Other Taxes.")

There is a ten percent (10%) federal income tax penalty that may be applied to the income portion of any distribution from the Contracts. However, the penalty is not imposed under certain circumstances. See "Federal Tax Status - Tax Treatment of Withdrawals - Non-Qualified Contracts" and "Tax Treatment of Withdrawals - Qualified Contracts." For a further discussion of the taxation of the Contracts, see "Federal Tax Status."

See "Federal Tax Status - Diversification" for a discussion of owner control of the underlying investments in a variable annuity contract.

Because of certain exemptive and exclusionary provisions, interests in the Fixed Account are not registered under the Securities Act of 1933 and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940, as amended. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts, and the Company has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in the Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                            LPLA SEPARATE ACCOUNT ONE
                                    FEE TABLE

     CONTRACT OWNER TRANSACTION EXPENSES
     Contingent Deferred Sales Charge                                                          CHARGE AS A PERCENTAGE
     (see Note 2 on Page 6)                                                                       OF UNLIQUIDATED
                                                             CONTRACT YEAR                    CONTRIBUTION WITHDRAWN
                                                             -------------                    ----------------------
                                                                1 year                                   7%
                                                                2 years                                  7%
                                                                3 years                                  6%
                                                                4 years                                  5%
                                                                5 years                                  4%
                                                                6 years                                  3%
                                                                7 years                                  2%
                                                            8 years or more                              0%

     Transfer Fee                                             No charge for first 12 transfers in a Contract Year; thereafter
     (see Note 3 on Page 6)                                   the fee is the lesser of $20 or 2% of the amount transferred.

     Contract Maintenance Charge                              $36 per Contract per Contract Year.
     (see Note 4 on Page 6)

     SEPARATE ACCOUNT ANNUAL EXPENSES                         Mortality and Expense Risk Charge...................  1.25%
     (as a percentage of average account value)               Administrative Charge..............................    .15%
                                                              Distribution Charge..................................  .10%
                                                                                                                     ----
                                                              Total Separate Account Annual Expenses............... 1.50%

     LPT VARIABLE INSURANCE SERIES TRUST'S ANNUAL EXPENSES
     (as a percentage of the average daily net assets of a Portfolio)
                                                                                      Other Expenses
                                                                  Management          (after expense      Total Annual
                                                                     Fees             reimbursement)*       Expenses*
                                                                     ----             ---------------       ---------

     Harris Associates Value Portfolio (1)                        1.00%               .29%                1.29%
     MFS Total Return Portfolio                                    .75%               .54%                1.29%
     Berkeley U.S. Quality Bond Portfolio                          .55%               .44%                 .99%
     Strong International Stock Portfolio                          .75%               .74%                1.49%
     Berkeley Money Market Portfolio                               .45%               .44%                 .89%
     Robertson Stephens Diversified Growth Portfolio (2)           .95%               .44%                1.39%
     Lexington Corporate Leaders Portfolio                         .65%               .64%                1.29%
     Strong Growth Portfolio                                       .75%               .54%                1.29%

     (1) Prior to May 1, 1997, the Management Fee was .875% of the average daily net assets of the Portfolio.

     (2) Prior to May 1, 1997, the Management Fee was 1.00% of the average daily net assets of the Portfolio.

     * The Company has voluntarily agreed through December 31, 1998 to reimburse each Portfolio for certain expenses (excluding brokerage commissions) in excess of approximately the amounts set forth above under "Total Annual Expenses" for each Portfolio. Absent this expense reimbursement arrangement, for the year ending December 31, 1997, the "Total Annual Expenses" (on an annualized basis) were: 4.22% for the Harris Associates Value Portfolio; 3.88% for the MFS Total Return Portfolio; 5.09% for the Berkeley U.S. Quality Bond Portfolio; 4.30% for the Berkeley Money Market Portfolio; 6.81% for the Strong International Stock Portfolio; 4.44% for the Strong Growth Portfolio; 4.53% for the Robertson Stephens Diversified Growth Portfolio; and 4.08% for the Lexington Corporate Leaders Portfolio. The examples following are calculated based upon such expense reimbursement arrangements.


     MORGAN STANLEY UNIVERSAL FUNDS, INC.'S ANNUAL EXPENSES...
     (as a percentage of the average daily net assets of a Portfolio)
                                                                                          Other Expenses
                                                                     Management           (after expense       Total Annual
                                                                        Fees               reimbursement)*       Expenses*
                                                                        ----               ---------------       ---------

     Morgan Stanley U.F. High Yield Portfolio                            0.0%                  .80%                .80%
     Morgan Stanley U.F. International Magnum Portfolio                  0.0%                 1.15%               1.15%
     Morgan Stanley U.F. Emerging Markets Equity Portfolio               0.0%                 1.75%               1.75%

     * The advisers have voluntarily waived receipt of their management fees and agreed to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the percentages set forth above under "Total Annual Portfolio Expenses." Absent this expense reimbursement, for the year ending December 31, 1997, "Management Fees," "Other Expenses," and "Total Annual Expenses would have been: 0.50%, 1.18% and 1.68% for the Morgan Stanley U.F. High Yield Portfolio; 0.80%, 1.98%, and 2.78% for the Morgan Stanley U.F. International Magnum Portfolio; and 1.25%, 2.87% and 4.12% for the Morgan Stanley U.F. Emerging Markets Portfolio.

     BT INSURANCE FUNDS TRUST'S ANNUAL EXPENSES
     (as a percentage of the average daily net assets of a Portfolio)

                                                Management        Administrative     Other              Total Annual
                                                   Fees                 Fee        Expenses          Portfolio Expenses
                                                   ----                 ---        --------          ------------------
     BT Equity 500 Index Fund (1)                  .20%            .02%               .08%                    .30%

     (1) Without expense waivers and reimbursements, the total operating expense for the BT Equity 500 Index Fund would have been 2.78%.






                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]





                           EXAMPLES (SEE NOTE 6 BELOW)

An Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets: (a) if the Contract is surrendered at the end of each time period; (b) if the Contract is not surrendered or if the Contract is annuitized.

                                                                                            TIME PERIODS

     LPT VARIABLE INSURANCE SERIES TRUST                         1 YEAR              3 YEARS           5 YEARS         10 YEARS
                                                                 ------              -------           -------         --------
        Harris Associates Value Portfolio                  a)    $100.04        a)   $154.47     a)    $205.22     a)   $374.10
                                                           b)   $  30.04        b)  $  94.47     b)    $165.22     b)   $374.10
        MFS Total Return Portfolio                         a)    $100.04        a)   $154.47     a)    $205.22     a)   $374.10
                                                           b)   $  30.04        b)  $  94.47     b)    $165.22     b)   $374.10
        Berkeley U.S. Quality Bond Portfolio               a)   $  96.96        a)   $144.78     a)    $188.23     a)   $335.42
                                                           b)   $  26.96        b)  $  84.78     b)    $148.23     b)   $335.42
        Strong International Stock Portfolio               a)    $102.09        a)   $160.94     a)    $216.55     a)   $399.88
                                                           b)   $  32.09        b)   $100.94     b)    $176.55     b)   $399.88
        Berkeley Money Market Portfolio                    a)   $  95.94        a)   $141.55     a)    $182.56     a)   $322.53
                                                           b)   $  25.94        b)  $  81.55     b)    $142.56     b)   $322.53
        Robertson Stephens Diversified Growth Portfolio    a)    $101.06        a)   $157.70     a)    $210.88     a)   $386.99
                                                           b)   $  31.06        b)  $  97.70     b)    $170.88     b)   $386.99
        Lexington Corporate Leaders Portfolio              a)    $100.04        a)   $154.47     a)    $205.22     a)   $374.10
                                                           b)   $  30.04        b)  $  94.47     b)    $165.22     b)   $374.10
        Strong Growth Portfolio                            a)    $100.04        a)   $154.47     a)    $205.22     a)   $374.10
                                                           b)   $  30.04        b)  $  94.47     b)    $165.22     b)   $374.10
     MORGAN STANLEY UNIVERSAL FUNDS, INC.

        Morgan Stanley U.F. High Yield Portfolio           a)     $95.02        a)   $138.64     a)    $177.47     a)    $310.92
                                                           b)     $25.02        b)    $78.64     b)    $137.47     b)    $310.92
        Morgan Stanley U.F. International                  a)     $98.60        a)   $149.95     a)    $197.29     a)    $356.05
             Magnum Portfolio                              b)     $28.60        b)    $89.95     b)    $157.29     b)    $356.05
        Morgan Stanley U.F. Emerging                       a)    $104.75        a)   $169.34     a)    $231.27     a)    $433.40
             Markets Equity Portfolio                      b)     $34.75        b)   $109.34     b)    $191.27     b)    $433.40
     BT INSURANCE FUNDS TRUST

        BT Equity 500 Index Fund                           a)     $89.89        a)   $122.48     a)    $149.15     a)    $246.46
                                                           b)     $19.89        b)    $62.48     b)    $109.15     b)    $246.46

NOTES TO FEE TABLE AND EXAMPLES

1. The purpose of the Fee Table is to assist Owners in understanding the various costs and expenses that an Owner will incur directly or indirectly. For additional information, see "Charges and Deductions" in this Prospectus and the Prospectuses for the Eligible Funds.

2. Once each Contract Year, an Owner may withdraw up to 10% of unliquidated (which means not previously surrendered or withdrawn) Contributions on a non-cumulative basis without the imposition of the Contingent Deferred Sales Charge. A Free Withdrawal can be made once each Contract Year unless the Systematic Withdrawal Option is selected. Withdrawals of income may be subject to a ten percent (10%) federal income tax penalty if the Owner is not 59 1/2 at the time of the withdrawal.

3. Transfers made at the end of the Right to Examine Contract period and any transfers made pursuant to an approved Dollar Cost Averaging Program or Rebalancing Program will not be counted in determining the application of the Transfer Fee.

4.   During the  Accumulation  Period,  if the  Contract  Value on the  Contract
     Anniversary is at least $50,000, then no Contract Maintenance Charge is deducted. If a total withdrawal is made on other than a Contract Anniversary and the Contract Value for the Valuation Period during which the total withdrawal is made is less than $50,000, the full Contract Maintenance Charge will be deducted at the time of the total withdrawal. During the Annuity Period, the full charge will be deducted regardless of Contract size. In the State of North Dakota, the Contract Maintenance Charge is $30.

5. Premium Taxes are not reflected. Premium taxes may apply. (See "Charges and Deductions - Deduction for Premium and Other Taxes.")

6. The Examples assume an estimated $25,000 Contract Value so that the Contract Maintenance Charge per $1,000 of net asset value in the Separate Account is $1.44. Such charge would be higher for smaller Contract Values and lower for higher Contract Values.

7. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                                                                                    PERIOD FROM
                                                                           YEAR ENDED              COMMENCEMENT OF
         SUB-ACCOUNT                                                        12-31-97           OPERATIONS TO 12-31-96
         -----------                                                        --------           ----------------------
         Harris Associates Value
              Unit value at beginning of period                               $12.12                   $10.00
              Unit value at end of period                                     $15.08                   $12.12
              No. of units outstanding at end of period                      225,262                   50,583

         MFS Total Return

              Unit value at beginning of period                               $11.03                   $10.00
              Unit value at end of period                                     $13.20                   $11.03
              No. of units outstanding at end of period                      443,010                   82,279

         Berkeley U.S. Quality Bond*

              Unit value at beginning of period                               $10.15                   $10.00
              Unit value at end of period                                     $10.99                   $10.15
              No. of units outstanding at end of period                       87,032                   78,700

         Berkeley Money Market**

              Unit value at beginning of period                               $10.36                   $10.00
              Unit value at end of period                                     $10.76                   $10.36
              No. of units outstanding at end of period                      127,652                   27,763

         Strong International Stock

              Unit value at beginning of period                               $10.58                   $10.00
              Unit value at end of period                                      $9.28                   $10.58
              No. of units outstanding at end of period                      122,491                   40,840

         Strong Growth

              Unit value at beginning of period                               $12,62                   $10.00
              Unit value at end of period                                     $15.72                   $12.62
              No. of units outstanding at end of period                      169,389                   44,555

         Robertson Stephens Diversified Growth

              Unit value at beginning of period                               $10.35                   $10.00
              Unit value at end of period                                     $12.21                   $10.35
              No. of units outstanding at end of period                      236,983                   52,516

         Lexington Corporate Leaders

              Unit value at beginning of period                               $11.51                   $10.00
              Unit value at end of period                                     $14.25                   $11.51
              No. of units outstanding at end of period                      233,629                   29,933

     * Prior to November 3, 1997, the Berkeley U.S. Quality Bond Sub-Account was known as the Salomon U.S. Quality Bond Sub-Account.

     ** Prior to November 3, 1997, the Berkeley Money Market Sub-Account was known as the Salomon Money Market Sub-Account.

                         CONDENSED FINANCIAL INFORMATION

The financial statements of the Company and the Separate Account may be found in the Statement of Additional Information. The table below gives per unit information about the financial history of each Sub-Account for the periods indicated. This information should be read in conjunction with the financial statements and related notes of the Separate Account included in the Statement of Additional Information.


                                   THE COMPANY

London Pacific Life & Annuity Company (the "Company") was organized in 1927 in North Carolina as a stock life insurance company. The Company was acquired from Liberty Life in 1989 and was formerly named Southern Life Insurance Company.

The Company is authorized to sell life insurance and annuities in forty states and the District of Columbia. The Company's ultimate parent is London Pacific Group Limited, an international fund management firm chartered in Jersey, Channel Islands.

                              THE SEPARATE ACCOUNT

The Board of Directors of the Company adopted a resolution to establish a segregated asset account pursuant to North Carolina insurance law on November 21, 1994. This segregated asset account has been designated LPLA Separate Account One (the "Separate Account"). The Company has caused the Separate Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940.

The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to the reserves and other contract liabilities with respect to the Separate Account, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains and losses, whether or not realized, are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains or losses of the Company.

The Company's obligations arising under the Contracts are general obligations.

The Separate Account meets the definition of a "separate account" under federal securities laws.

The Separate Account is divided into Sub-Accounts. Each Sub-Account invests in one Portfolio of an Eligible Fund. There is no assurance that the investment objectives of any of the Portfolios will be met. Owners bear the complete investment risk for Contributions allocated to a Sub-Account. Contract Values will fluctuate in accordance with the investment performance of the Sub-Accounts to which Contributions are allocated, and in accordance with the imposition of the fees and charges assessed under the Contracts.

                                 ELIGIBLE FUNDS

Purchasers should read the prospectuses for the funds carefully before investing. Copies of these prospectuses are attached to this prospectus. Additional prospectuses and the Statements of Additional Information can be obtained by calling or writing the Company.

Shares of the Portfolios may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with the Company. Certain
Portfolios may also be sold directly to qualified plans. The funds do not believe that offering their shares in this manner will be disadvantageous to Owners.

LPT VARIABLE INSURANCE SERIES TRUST. LPT Variable Insurance Series Trust (the "Trust") has been established to act as one of the funding vehicles for the Contracts offered. LPIMC Insurance Marketing Services (the "Adviser"), a subsidiary of the Company and a registered investment adviser under the Investment Advisers Act of 1940, serves as investment adviser to the Trust. The Adviser has entered into sub-advisory agreements with professional managers for investment of the assets of each Portfolio. The Sub-Adviser for each Portfolio is listed under each Portfolio below. The Portfolios pay monthly investment management fees to the Adviser, and the Adviser pays the sub-advisers for their services to the Portfolios. See "Management of the Trust" in the Prospectuses for each Portfolio, which accompany this Prospectus, for additional information concerning the Adviser and the Sub-Advisers, including a description of advisory and sub-advisory fees.

SHARES OF THE STRONG INTERNATIONAL STOCK PORTFOLIO ARE NO LONGER AVAILABLE FOR INVESTMENT.

The following Portfolios are available under the Contract:

          Harris Associates Value Portfolio. The Sub-Adviser for this Portfolio is Harris Associates L.P.

          MFS Total Return Portfolio. The Sub-Adviser for this Portfolio is Massachusetts Financial Services Company.

          Berkeley U.S. Quality Bond Portfolio. The Sub-Adviser for this Portfolio is Berkeley Capital Management. Prior to November 3, 1997, the Portfolio had a different Sub-Adviser.

          Strong  International  Stock  Portfolio.   The  Sub-Adviser  for  this
          Portfolio is Strong Capital Management, Inc.

          Berkeley Money Market Portfolio. The Sub-Adviser for this Portfolio is Berkeley Capital Management. Prior to November 3, 1997, the Portfolio had a different Sub-Adviser.

          Robertson Stephens Diversified Growth Portfolio. The Sub-Adviser for this Portfolio is Robertson, Stephens & Company Investment Management, L.P.

          Lexington Corporate Leaders Portfolio. The Sub-Adviser for this Portfolio is Lexington Management Corporation.

          Strong Growth Portfolio. The Sub-Adviser for this Portfolio is Strong Capital Management, Inc.

MORGAN STANLEY UNIVERSAL FUNDS, INC. Morgan Stanley Universal Funds, Inc. is a mutual fund with eighteen portfolios, three of which are available under the Contracts. Miller Anderson & Sherrerd, LLP is the investment adviser to the Morgan Stanley U.F. High Yield Portfolio. Morgan Stanley Asset Management Inc. is the investment adviser for the Morgan Stanley U.F. International Magnum and Morgan Stanley U.F. Emerging Markets Equity Portfolios. The following Portfolios are available under the Contract:

         Morgan Stanley U.F. High Yield Portfolio.

         Morgan Stanley U.F. International Magnum Portfolio.

         Morgan Stanley U.F. Emerging Markets Equity Portfolio.

BT INSURANCE FUNDS TRUST. BT Insurance Funds Trust is a series fund with six series, one of which is available under the Contracts. Bankers Trust Company is the investment manager of the Fund. The following Portfolio is available under the Contract:

         BT Equity 500 Index Fund.

VOTING RIGHTS. In accordance with its view of present applicable law, the Company will vote the shares of the Trust held in the Separate Account at special meetings of the shareholders in accordance with instructions received from persons having the voting interest in the Separate Account. The Company will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. The Trust does not hold regular meetings of shareholders.

The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Company not more than sixty (60) days prior to a shareholder meeting of the Trust. Voting instructions will be solicited by written communication at least ten (10) days prior to the meeting.

SUBSTITUTION OF SECURITIES. If the shares of an Eligible Fund (or any Portfolio within an Eligible Fund or any other Eligible Fund or Portfolio), are no longer available for investment by the Separate Account or, if in the judgment of the Company's Board of Directors, further investment in the shares should become inappropriate in view of the purpose of the Contracts, the Company may limit further purchase of such shares or may substitute shares of another Eligible Fund or Portfolio for shares already purchased under the Contracts. No substitution of securities may take place without prior approval of the Securities and Exchange Commission and under the requirements it may impose.

                             CHARGES AND DEDUCTIONS

Various charges and deductions are made from the Contract Value and the Separate Account. These charges and deductions are:

DEDUCTION FOR CONTINGENT DEFERRED SALES CHARGE (SALES LOAD). The Contracts do not provide for a front-end sales charge. However, if all or a portion of the unliquidated Contribution is withdrawn within the first seven Contract Years, a Contingent Deferred Sales Charge (sales load) will be assessed. This charge reimburses the Company for expenses incurred in connection with the promotion, sale and distribution of the Contracts. The Contingent Deferred Sales Charge is based upon the Contract Year in which the withdrawal is made and is applied only to a withdrawal of Contribution.

The Contingent Deferred Sales Charge is as follows:
                                                                             CHARGE AS A PERCENTAGE
                                                                                OF UNLIQUIDATED
                                      CONTRACT YEAR                          CONTRIBUTION WITHDRAWN
                                      -------------                          ----------------------

                                         1 year                                        7%
                                         2 years                                       7%
                                         3 years                                       6%
                                         4 years                                       5%
                                         5 years                                       4%
                                         6 years                                       3%
                                         7 years                                       2%
                                     8 years or more                                   0%

The Owner may make a partial withdrawal once each Contract Year on a non-cumulative basis without the imposition of the Contingent Deferred Sales Charge ("Free Withdrawal"). The Free Withdrawal amount may be up to 10% of unliquidated Contributions. Unliquidated means not previously surrendered or withdrawn. For purposes of calculating the Free Withdrawal amount and the Contingent Deferred Sales Charge, amounts withdrawn as a Free Withdrawal are not considered a liquidation of contributions. If the Systematic Withdrawal Option is selected, the once a Contract Year limitation is waived if there have been no other Free Withdrawals during the current Contract Year. Systematic Withdrawals can be made monthly, quarterly, semi-annually or annually. See the "Appendix" for examples of how the Free Withdrawal amount and the Contingent Deferred Sales Charge are calculated. The value of the Exchange Credits from the Exchange Program is not available as a Free Withdrawal (see "Contributions and Contract Value - Exchange Program"). Withdrawals of income may be subject to a ten percent federal income tax penalty if the Owner is not 59 1/2 at the time of the withdrawal.

CONVALESCENT CARE FACILITY/TERMINAL ILLNESS BENEFIT. In addition, in certain states, if an Owner has been confined in a Convalescent Care Facility for any continuous ninety day period or if the Owner is first diagnosed as having a terminal illness and it is at least 90 days after the Issue Date, an Owner may make a one time withdrawal of a certain amount free of the Contingent Deferred Sales Charge.

REDUCTION OR ELIMINATION OF THE CONTINGENT DEFERRED SALES CHARGE. The amount of the Contingent Deferred Sales Charge may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to a reduction of the Contingent Deferred Sales Charge will be determined by the Company after examination of all the relevant factors such as:

      1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

      2. The total amount of Contributions to be received will be considered. Per Contract sales expenses are likely to be less on larger Contributions than on smaller ones.

      3. Any prior or existing relationship with the Company will be considered. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

      4. There may be other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction or elimination of the Contingent Deferred Sales Charge.

The Contingent Deferred Sales Charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will reductions or elimination of the Contingent Deferred Sales Charge be permitted where reductions or elimination will be unfairly discriminatory to any person.

DEDUCTION FOR MORTALITY AND EXPENSE RISK CHARGE. Each Valuation Period, the Company deducts a Mortality and Expense Risk Charge from the Separate Account which is equal, on an annual basis, to 1.25% of the average daily net asset value of each Sub-Account of the Separate Account. The mortality risks assumed by the Company arise from its contractual obligation to make Annuity Payments after the Annuity Date (determined in accordance with the Annuity Option chosen by the Owner) regardless of how long all Annuitants live. This assures that neither an Annuitant's own longevity, nor an improvement in life expectancy greater than that anticipated in the mortality tables, will have any adverse effect on the Annuity Payments the Annuitant will receive under the Contract. Further, the Company bears a mortality risk in that it guarantees the annuity purchase rates for the Annuity Options under the Contract whether for a Fixed Annuity or a Variable Annuity. Also, the Company bears a mortality risk with respect to the death benefit and with respect to the waiver of the Contingent Deferred Sales Charge if Contributions have been held in the Contract less than eight (8) years. The expense risk assumed by the Company is that all actual expenses involved in administering the Contracts, including Contract maintenance costs, administrative costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees and the costs of other services may exceed the amount recovered from the Contract Maintenance Charge and the Administrative Charge.

If the Mortality and Expense Risk Charge is insufficient to cover the actual costs, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be a profit to the Company. The Company expects a profit from this charge.

The Mortality and Expense Risk Charge is guaranteed by the Company and cannot be increased.

DEDUCTION FOR ADMINISTRATIVE CHARGE. Each Valuation Period, the Company deducts an Administrative Charge from the Separate Account which is equal, on an annual basis, to .15% of the average daily net asset value of each Sub-Account of the Separate Account. This charge, together with the Contract Maintenance Charge (see below), is to reimburse the Company for the expenses it incurs in the establishment and maintenance of the Contracts and the Separate Account. These expenses include, but are not limited to: preparation of the Contracts, confirmations, annual reports and statements, maintenance of Owner records, maintenance of Separate Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Owner servicing and all accounting, valuation, regulatory and reporting requirements. Since this charge is an asset-based charge, the amount of the charge attributable to a particular Contract may have no relationship to the administrative costs actually incurred by that Contract. The Company does not intend to profit from this charge. This charge will be reduced to the extent that the amount of this charge is in excess of that necessary to reimburse the Company for its administrative expenses. Should this charge prove to be insufficient, the Company will not increase this charge and will incur the loss.

DEDUCTION FOR DISTRIBUTION CHARGE. Each Valuation Period, the Company deducts a Distribution Charge from the Separate Account which is equal, on an annual basis, to .10% of the average daily net asset value of each Sub-Account of the Separate Account. This charge compensates the Company for the costs associated with the distribution of the Contracts. The Company does not intend to profit from this charge. This charge will be reduced to the extent that the amount of this charge is in excess of that necessary to reimburse the Company for its costs of distribution. Should this charge prove to be insufficient, the Company will not increase this charge and will incur the loss. The staff of the Securities and Exchange Commission deems the Distribution Charge to constitute a deferred sales charge.

DEDUCTION FOR CONTRACT MAINTENANCE CHARGE. On each Contract Anniversary, the Company deducts a Contract Maintenance Charge from the Contract Value by subtracting values from the Fixed Account and/or by cancelling Accumulation Units from each applicable Sub-Account to reimburse it for expenses relating to maintenance of the Contracts. The Contract Maintenance Charge is $36.00 ($30 in the State of North Dakota) each Contract Year. However, during the Accumulation Period, if the Contract Value on the Contract Anniversary is at least $50,000, then no Contract Maintenance Charge is deducted. If a total withdrawal is made on other than a Contract Anniversary and the Contract Value for the Valuation Period during which the total withdrawal is made is less than $50,000, the full Contract Maintenance Charge will be deducted at the time of the total withdrawal. During the Annuity Period, the Contract Maintenance Charge will be deducted from Annuity Payments regardless of Contract size and will result in a reduction of each Annuity Payment. The Contract Maintenance Charge will be deducted pro-rata from the Fixed Account and the Sub-Accounts. (In South Carolina, Texas and Washington, the Company deducts the Contract Maintenance Charge only by canceling Accumulation Units from each applicable Sub-Account.) The Company has set this charge at a level so that, when considered in conjunction with the Administrative Charge (see above), it will not make a profit from the charges assessed for administration.

DEDUCTION FOR TRANSFER FEE. An Owner may transfer all or part of the Owner's interest in a Sub-Account or the Fixed Account (subject to Fixed Account provisions) without the imposition of any fee or charge if there have been no more than 12 transfers made in a Contract Year. A transfer made at the end of the Right to Examine Contract period from the Berkeley Money Market Sub-Account will not count in determining the application of the Transfer Fee. If more than twelve transfers have been made in a Contract Year, the Company will deduct a Transfer Fee which is equal to the lesser of $20 or 2% of the amount transferred. The Transfer Fee will be deducted from the Contract Value in the Fixed Account or the Sub-Account from which the transfer is made. However, if the Owner's entire Contract Value in the Fixed Account or a Sub-Account is being transferred, the Transfer Fee will be deducted from the amount which is transferred. If the Contract Value is being transferred from more than one Sub-Account or a Sub-Account and the Fixed Account, any Transfer Fee will be allocated to the Fixed Account an to those Sub-Accounts on a pro-rata basis in proportion to the amount transferred from each. If the Owner is participating in an approved Dollar Cost Averaging Program or Rebalancing Program, such transfers currently are not counted toward the number of transfers for the year and are not taken into account in determining any Transfer Fee.

DEDUCTION FOR PREMIUM AND OTHER TAXES. Any taxes, including any Premium Taxes, paid to any governmental entity relating to the Contract may be deducted from the Contributions or Contract Value when incurred. The Company will, in its sole discretion, determine when taxes have resulted from: the investment experience of the Separate Account; receipt by the Company of the Contributions; or commencement of Annuity Payments. The Company may, at its sole discretion, pay taxes when due and deduct that amount from the Contract Value at a later date. Payment at an earlier date does not waive any right the Company may have to deduct amounts at a later date. The Company's current practice is to pay any Premium Taxes when incurred and deduct the tax upon full or partial withdrawals, payment of a death benefit or purchase of an annuity under the Contract. The Company reserves the right to discontinue the deferral of Premium Taxes. Premium taxes generally range from 0% to 4%.

While the Company is not currently maintaining a provision for federal income taxes with respect to the Separate Account, the Company has reserved the right to establish a provision for income taxes if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account. The Company will deduct for any income taxes incurred by it as a result of the operation of the Separate Account whether or not there was a provision for taxes and whether or not it was sufficient.

The Company will deduct any withholding taxes required by applicable law.

DEDUCTION FOR EXPENSES OF THE TRUST. There are other deductions from and expenses (including management fees paid to the Adviser and other expenses) paid out of the assets of the Trust which are described in the Prospectuses for the Portfolios of the Trust.

                                  THE CONTRACTS

OWNER. The Owner has all interest and rights to amounts held in his or her Contract. The Owner is the person designated as such on the Issue Date, unless changed. The Owner may change owners of the Contract at any time prior to the Annuity Date by Written Request. A change of Owner will automatically revoke any prior designation of Owner. The change will become effective as of the date the Written Request is signed. A new designation of Owner will not apply to any payment made or action taken by the Company prior to the time it was received.

For Non-Qualified Contracts, in accordance with Code Section 72(u), a deferred annuity contract held by a corporation or other entity that is not a natural person is not treated as an annuity contract for tax purposes. Income on the contract is treated as ordinary income received by the owner during the taxable year. However, for purposes of Code Section 72(u), an annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person and treated as an annuity contract for tax purposes. Tax advice should be sought prior to purchasing a Contract which is to be owned by a trust or other non-natural person.

JOINT OWNERS. The Contract can be owned by Joint Owners. If Joint Owners are named, any Joint Owner must be the spouse of the other Owner. Upon the death of either Owner, the surviving Joint Owner will be the Primary Beneficiary. Any other Beneficiary designation will be treated as a Contingent Beneficiary unless otherwise indicated in a Written Request. Unless otherwise specified in the application for the Contract, if there are Joint Owners both signatures will be required for all Owner transactions except telephone transfers. If the telephone transfer option is elected and there are Joint Owners, either Joint Owner can give telephone instructions.

ANNUITANT. The Annuitant is the person on whose life Annuity Payments are based. The Annuitant is the person designated by the Owner at the Issue Date, unless changed prior to the Annuity Date. The Annuitant may not be changed in a Contract which is owned by a non-natural person. Any change of Annuitant is subject to the Company's underwriting rules then in effect.

ASSIGNMENT. A Written Request specifying the terms of an assignment of the Contract must be provided to the Annuity Service Center. Until the Written Request is received, the Company will not be required to take notice of or be responsible for any transfer of interest in the Contract by assignment, agreement, or otherwise.

The Company will not be responsible for the validity or tax consequences of any assignment. Any assignment made after the death benefit has become payable will be valid only with the Company's consent.

If the Contract is assigned, the Owner's rights may only be exercised with the consent of the assignee of record.

If the Contract is issued pursuant to a retirement plan which receives favorable tax treatment under the provisions of Section 408 of the Code, it may not be assigned, pledged or otherwise transferred except as may be allowed under applicable law.


                        CONTRIBUTIONS AND CONTRACT VALUE

CONTRIBUTIONS. The initial Contribution is due on the Issue Date. The minimum initial Contribution is $5,000 (except for Individual Retirement Annuities, the minimum initial Contribution is $1,000). The minimum subsequent Contribution is $1,000, or if the periodic investment plan option is elected $100. The maximum total Contributions the Company will accept without Company approval are $1,000,000, except for issue Ages greater than 75 years old for which the maximum total Contributions are $500,000.

The Company reserves the right to reject any Contribution or Contract.

ALLOCATION OF CONTRIBUTIONS. Contributions are allocated to the Fixed Account and/or to one or more Sub-Accounts of the Separate Account in accordance with the selections made by the Owner. The allocation of the initial Contribution is made in accordance with the selection made by the Owner at the Issue Date. Unless otherwise changed by the Owner, subsequent Contributions are allocated in the same manner as the initial Contribution. Allocation of the Contribution is subject to the terms and conditions imposed by the Company. There are currently no limitations on the number of Sub-Accounts that can be selected by an Owner. Allocations must be in whole percentages with a minimum allocation of 10% of each Contribution or transfer, unless the Contribution is being made pursuant to an approved Dollar Cost Averaging Program. Under certain circumstances, the Company will allocate initial Contributions to the Berkeley Money Market Sub-Account until the expiration of the Right to Examine Contract period (see "Highlights").

For initial Contributions, if the forms required to issue a Contract are in good order, the Company will apply the Contribution to the Separate Account and credit the Contract with Accumulation Units and/or to the Fixed Account and credit the Contract with dollars within two business days of receipt.

In addition to the underwriting requirements of the Company, good order means that the Company has received federal funds (monies credited to a bank's account with its regional Federal Reserve Bank). If the forms required to issue a Contract are not in good order, the Company will attempt to get them in good order or the Company will return the forms and the Contribution within five business days. The Company will not retain the Contribution for more than five business days while processing incomplete forms unless it has been so authorized by the purchaser. For subsequent Contributions, the Company will apply Contributions to the Separate Account and credit the Contract with Accumulation Units and/or to the Fixed Account and credit the Contract with dollars as of the end of the Valuation Period during which the Contribution was received in good order.

DOLLAR COST AVERAGING PROGRAM. Dollar Cost Averaging is a program which, if elected, permits an Owner to systematically transfer amounts on a monthly, quarterly, semi-annual or annual basis from the Berkeley Money Market Sub-Account, the Berkeley U.S. Quality Bond Sub-Account or the Fixed Account to one or more Sub-Accounts. Dollar Cost Averaging may be elected if the Owner's Contract Value is at least $20,000 as of the Valuation Date Dollar Cost Averaging is elected. By allocating amounts on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations. Transfers to the Fixed Account are not permitted. The Company reserves the right, at any time and without prior notice to any party, to terminate, suspend or modify its Dollar Cost Averaging Program.

If selected, Dollar Cost Averaging must be for at least 12 months. There is no current charge for Dollar Cost Averaging. However, the Company reserves the right to charge for Dollar Cost Averaging in the future. The standard date of the month for transfers is the date the Owner's request for enrollment in the program is received and processed by the Company and subsequent monthly, quarterly, semi-annual or annual anniversaries of that date. The Owner may specify a different future date. Transfers made pursuant to the Dollar Cost Averaging Program are not taken into account in determining any Transfer Fee.

REBALANCING PROGRAM. Certain Owners may utilize an asset allocation model known as the Asset Equalizer to help them establish their initial investment allocations in the Contracts. These Owners may rebalance their investments monthly to maintain the allocation in the Asset Equalizer model. Rebalancing provides for periodic pre-authorized automatic transfers among the Sub-Accounts. Any amounts in the Fixed Account will not be transferred pursuant to this program. If the Owner is participating in the Rebalancing Program, such transfers currently are not counted toward the number of transfers for the year and are not taken into account in determining any Transfer Fee.

CONTRACT VALUE. The Contract Value for any Valuation Period is the sum of the Contract Value in each of the Sub-Accounts of the Separate Account and the Contract Value in the Fixed Account.

The Contract Value in a Sub-Account of the Separate Account is determined by multiplying the number of Accumulation Units allocated to the Sub-Account by the Accumulation Unit value.

EXCHANGE PROGRAM. The Company currently offers an exchange program (the "Exchange Program") which is available only to purchasers who exchange an existing contract issued by another insurance company not affiliated with the Company or other financial investment (an "Exchange Investment") for a Contract offered by this Prospectus. The Exchange Program is not available to purchasers who own a variable annuity contract and want to exchange it for the Contract described in this Prospectus. The Company reserves the right to modify, suspend, or terminate the Exchange Program at any time or from time to time without notice. If such an Exchange Program is in effect, it will apply to all such exchanges which qualify for the program for a Contract offered under this Prospectus. The Exchange Program is available only where permitted by law to owners of insurance or fixed annuity contracts and other financial investments.

A currently owned annuity or life insurance policy may be exchanged for a Contract pursuant to Section 1035 of the Code, or where applicable, may qualify for a "rollover" or transfer to a Contract pursuant to other sections of the Code.

Purchasers should carefully evaluate whether the Exchange Program offers benefits which are more favorable than if the Owner continued to hold the Exchange Investment. Factors to consider include, but are not limited to: (a) the amount, if any, of the surrender charges or other charges and penalties incurred in surrendering a contract or financial investment, which can be ascertained from the insurance company or institution which issued the contract or investment; (b) the time remaining under the Exchange Investment during which surrender charges or other charges and penalties apply; (c) the on-going charges, if any, under the Exchange Investment versus the on-going charges under the Contract; (d) the Contingent Deferred Sales Charge under the Contract; (e) the amount and timing of any benefits under such an Exchange Program; and (f) the potentially greater cost to the Owner if the Contingent Deferred Sales Charge on the Contact or the surrender charge or charges and penalties on the Exchange Investment exceeds the benefits under such an Exchange Program. While the Company knows of no adverse federal income tax consequences, Owners should consult with their own tax adviser as to the tax consequences of such an exchange.

Under the currently available Exchange Program, the Company adds certain amounts to the Contract Value as exchange credits ("Exchange Credits"). Such Exchange Credits are credited by the Company on behalf of Owners of Exchange Investments with funds from the Company's General Account. Subject to a specified limit (the "Exchange Credit Limit") discussed below, the Exchange Credits equal the surrender charge paid, if any, to the other insurance company or the charges and penalties paid to the institution. The Exchange Program is subject to the following rules:

      1. The Company does not add Exchange Credits unless it receives in writing, not later than 30 days after the issue of the Contract, evidence satisfactory to the Company:

          a. of the surrender charge or other charges and penalties, if any, paid by the Owner to surrender the Exchange Investment and the amount of any such charge; and

          b. that the Owner acknowledges that he or she is aware that the Contingent Deferred Sales Charge under the Contract will be assessed in full against any subsequent surrender or partial withdrawal to the extent then applicable.

      2. The Company allocates the Exchange Credits to the Contract Value 30 days after a Contract is issued (40 days after a Contract is issued in California if the purchaser is 60 years of age or older). The ratio of the Exchange Credits to be added to the Fixed Account is the ratio between such Fixed Account and the Contribution on the date the Contract is issued. The Exchange Credits, if any, to be allocated to the Separate Account are pro-rated among the Sub-Accounts based on the ratio of the Contract Values in the Sub-Accounts 30 days after the Contract is issued (40 days after a Contract is issued in California if the purchaser is 60 years of age or older). The allocations are made as follows:

          a. for Fixed Account allocations: once any applicable Exchange Credits are allocated, interest is credited as if the Exchange Credits had been allocated as of the Issue Date.

          b. for allocations to any Sub-Accounts: the Company adds Accumulation Units at the Accumulation Unit Value for the designated Sub-Accounts as of the Valuation Period of such addition.

      3. The value of the Exchange Credits as of the date of the allocation to the Sub-Accounts equals the lesser of the Exchange Credit Limit or the surrender charge or other charges and penalties paid to surrender the Exchange Investment. The Exchange Credit Limit currently is 5% of the net amount payable upon surrender of the Exchange Investment. It is not based on any other Contribution. The Company reserves the right at any time and from time to time to increase or decrease the Exchange Credit Limit. However, the Exchange Credit Limit in effect at any time will apply to all purchases qualifying for the Exchange Program.

      4.   The  value  of  the  Exchange  Credits  is  not  available  as a Free
           Withdrawal (see "Charges and Deductions Deduction for Contingent Deferred Sales Charge").

      5. The Company does not consider additional amounts credited to the Contract Value under the Exchange Program to be an increase in the Owner's investment in the Contract.

ACCUMULATION UNITS. Accumulation Units will be used to account for all amounts allocated to or withdrawn from the Sub-Accounts of the Separate Account as a result of Contributions, withdrawals, transfers, or fees and charges. The Company will determine the number of Accumulation Units of a Sub-Account purchased or cancelled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the Sub-Account by the dollar value of one Accumulation Unit of the Sub-Account as of the end of the Valuation Period during which the request for the transaction is received at the Annuity Service Center.

ACCUMULATION UNIT VALUE. The Accumulation Unit value for each Sub-Account was arbitrarily set initially at $10. The Accumulation Unit value for each Sub-Account for any later Valuation Period is determined by subtracting (2) from
(1) and dividing the result by (3) where:

      1.   is the result of:

          a. the assets of the Sub-Account attributable to Accumulation Units; plus or minus

          b. the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation of the Sub-Account.

      2. is the cumulative unpaid charge for the Mortality and Expense Risk Charge, for the Administrative Charge and for the Distribution Charge.

      3. is the number of Accumulation Units outstanding at the end of the Valuation Period.

      The Accumulation Unit value may increase or decrease from Valuation Period to Valuation Period.

                                    TRANSFERS

TRANSFERS DURING THE ACCUMULATION PERIOD. Subject to any limitation imposed by the Company on the number of transfers (currently, unlimited) that can be made during the Accumulation Period, the Owner may transfer all or part of the Contract Value in a Sub-Account or the Fixed Account without the imposition of any fee or charge if there have been no more than the number of free transfers (currently, twelve) made. All transfers are subject to the following:

     1. If more than the number of free transfers have been made in a Contract Year, the Company will deduct a Transfer Fee for each subsequent transfer permitted.

     2. The minimum amount which can be transferred is $500 (from (i) one or multiple Sub-Accounts, or (ii) the Fixed Account) or the Owner's entire interest in the Sub-Account or the Fixed Account, if less. The minimum amount which must remain in a Sub-Account after a transfer is $500 per Sub-Account, or $0 if the entire amount in the Sub-Account is transferred. Transfers made pursuant to an approved Dollar Cost Averaging Program and Rebalancing Program will not be subject to this limitation. The minimum amount which must remain in the Fixed Account after a transfer is $500, or $0 if the entire amount in any Guarantee Period is transferred. Transfers made from any Guarantee Period pursuant to an approved Dollar Cost Averaging Program will not be subject to these limits.

     3. The Company reserves the right, at any time and without prior notice to any party, to terminate, suspend or modify the transfer privilege described above.

Owners can elect to make transfers by telephone. To do so Owners must complete a Written Request. The Company will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If it does not, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The Company may tape record all telephone instructions. The Company will not be liable for any loss, liability, cost or expense incurred by the Owner for acting in accordance with such telephone instructions believed to be genuine. The telephone transfer privilege may be discontinued at any time by the Company. If there are Joint Owners, unless the Company is informed to the contrary, telephone instructions will be accepted from either of the Joint Owners.

Neither the Separate Account nor the Trust is designed for professional market timing organizations or other entities using programmed and frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Portfolio. The Company reserves the right to restrict the transfer privilege or reject any specific Contribution allocation request for any person whose transactions seem to follow a timing pattern.

TRANSFERS DURING THE ANNUITY PERIOD. During the Annuity Period, the Owner may make transfers, by Written Request, as follows:

      1. The Owner may make transfers of Contract Values between Sub-Accounts, subject to any limitations imposed by the Company on the number of transfers that can be made during the Annuity Period (currently, unlimited). If more than the number of free transfers have been made in a Contract Year, the Company will deduct a Transfer Fee for each subsequent transfer permitted. The Transfer Fee will be deducted from the amount which is transferred.

      2. The Owner may once each Contract Year make a transfer from one or more Sub-Accounts to the Fixed Account. The Owner may not make a transfer from the Fixed Account to the Separate Account.

      3. Transfers between Sub-Accounts will be made by converting the number of Annuity Units being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next Annuity Payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, Annuity Payments will reflect changes in the value of the new Annuity Units.

      4. The minimum amount which can be transferred is $500 (from one or multiple Sub-Accounts) or the Owner's entire interest in the Sub-Account, if less. The minimum amount which must remain in a Sub-Account after a transfer is $500 per Sub-Account, or $0 if the entire amount in the Sub-Account is transferred.

      5. The Company reserves the right, at any time and without prior notice to any party, to terminate, suspend or modify the transfer privilege described above.

                                   WITHDRAWALS

During the Accumulation Period, the Owner may, upon a Written Request, make a total or partial withdrawal of the Contract Withdrawal Value. (In the State of Washington, the Owner may make a withdrawal on the Annuity Date.)

Unless the Owner instructs the Company otherwise, a partial withdrawal will be made from the Separate Account. A partial withdrawal will result in the cancellation of Accumulation Units from each applicable Sub-Account in the ratio that the Owner's interest in the Sub-Account bears to the total Contract Value allocated to the Separate Account. The Owner must specify by Written Request in advance which Sub-Account Accumulation Units are to be cancelled if other than the above method is desired.

A partial withdrawal is taken first from the Contract Withdrawal Value for which the Free Withdrawal provision applies and then from the Contract Withdrawal Value for which the Contingent Deferred Sales Charge applies. A partial withdrawal from the Fixed Account is made for a Contract with multiple Contributions during the Guarantee Period by a withdrawal from the Contribution with the most recent Effective Date.

The Company will pay the amount of any withdrawal from the Separate Account within seven (7) days of receipt of a request in good order unless the Suspension or Deferral of Payments provision is in effect.

Each partial withdrawal must be for at least $500 (this requirement may be waived to meet minimum distribution requirements for Qualified Contracts). The minimum Contract Value which must remain in the Contract after a partial withdrawal is the greater of (i) $2,000; or (ii) 150% of the applicable Contingent Deferred Sales Charge (this requirement may be waived to meet minimum distribution requirements for Qualified Contracts). The minimum Contract Value which must remain in a Sub-Account or the Fixed Account after a partial withdrawal is $500.

INCOME TAXES AND TAX PENALTIES MAY APPLY TO ANY WITHDRAWAL FROM THE CONTRACT. See "Federal Tax Status - Tax Treatment of Withdrawals - Qualified Contracts" and "Tax Treatment of Withdrawals - Non-Qualified Contracts."

SYSTEMATIC WITHDRAWAL OPTION. The Company offers a Systematic Withdrawal Option which enables an Owner to pre-authorize a periodic exercise of the contractual withdrawal rights described above. The Systematic Withdrawal Option is available if the Owner's Contract Value is at least $20,000 as of the Valuation Date this option is requested. The Owner or the Company may terminate systematic withdrawals upon 30 days' prior written notice. There is currently no transaction charge for systematic withdrawals. However, the Company reserves the right to exercise the transaction charge for systematic withdrawals in the future. The total permitted systematic withdrawal not subject to a Contingent Deferred Sales Charge in a Contract Year is limited to not more than 10% of the unliquidated Contributions as of the immediately preceding Contract Anniversary or, if during the first Contract Year, as of the Issue Date. The exercise of the Systematic Withdrawal Option in any Contract Year replaces the Free Withdrawal (not subject to Contingent Deferred Sales Charge) amount which is allowable once per Contract Year. Any amounts withdrawn in excess of the Free Withdrawal amount may be subject to Contingent Deferred Sales Charges. The Systematic Withdrawal Option can be exercised at any time, including during the first Contract Year.

Systematic withdrawals are available for Qualified and Non-Qualified Contracts. Certain tax penalties and restrictions may apply to systematic withdrawals from the Contracts. (See "Federal Tax Status - Tax Treatment of Withdrawals - Qualified Contracts" and "Tax Treatment of Withdrawals - Non-Qualified Contracts.") Owners entering into such a program instruct the Company to withdraw an amount specified as a percentage of the Contribution, or a percentage of Contract Value, or in dollars on a monthly, quarterly or semi-annual basis. The minimum withdrawal amount is $100 per payment. The standard date of the month for withdrawals is the date the Owner's request for enrollment in the program is received and processed by the Company, and subsequent monthly (or the payment schedule selected) anniversaries of that date. The Owner may specify a different future date.

SUSPENSION OR DEFERRAL OF PAYMENTS. The Company reserves the right to suspend or postpone payments from the Separate Account for a withdrawal or transfer for any period when:

     1. The New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2.   Trading on the New York Stock Exchange is restricted;

     3. An emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

     4. During any other period when the Securities and Exchange Commission, by order, so permits for the protection of Owners; provided that applicable rules and regulations of the Securities and Exchange Commission will govern as to whether the conditions described in (2) and (3) exist.

The Company further reserves the right to postpone payment for a withdrawal or transfer from the Fixed Account for a period of up to six months.

                            PROCEEDS PAYABLE ON DEATH

DEATH OF OWNER DURING THE ACCUMULATION PERIOD. Upon the death of the Owner or any Joint Owner prior to the Annuity Date, the death benefit will be paid to the Beneficiary(ies) designated by the Owner. Upon the death of a Joint Owner, the surviving Joint Owner, if any, will be treated as the primary Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary.

A Beneficiary may request that the death benefit be paid under one of the Death Benefit Options described below. If the Beneficiary is the spouse of the Owner he or she may elect to continue the Contract at the then current Contract Value in his or her own name and exercise all the Owner's rights under the Contract.

DEATH BENEFIT AMOUNT DURING THE ACCUMULATION PERIOD. Prior to the Owner, or the oldest Joint Owner, attaining Age 75, the death benefit during the Accumulation Period will be the greater of:

      1.   The Adjusted Contributions; or

      2. The Contract Value determined as of the end of the Valuation Period during which the Company receives at its Annuity Service Center both due proof of death and an election of the payment method; or

      3. The Contract Value on the most recent seventh year Contract Anniversary or the Adjusted Contributions as of the most recent seventh year Contract Anniversary, whichever is greater. This amount is increased for subsequent Contributions and reduced for subsequent partial withdrawals in the same proportion that the Contract Value was reduced on the date of the withdrawal.

After the Owner, or the oldest Joint Owner, attains Age 75 but before attaining Age 85, the death benefit during the Accumulation Period will be determined in accordance with the above and will be subject to any applicable Contingent Deferred Sales Charge determined at the time the death benefit is paid.

After the Owner, or the oldest Joint Owner, attains Age 85, the death benefit during the Accumulation Period will be the Contract Value determined as of the end of the Valuation Period during which the Company receives both due proof of death an election for the payment method, less any applicable Contingent Deferred Sales Charge determined at the time the death benefit is paid.

Adjusted Contributions are equal to the initial Contribution increased for subsequent Contributions and reduced for subsequent partial withdrawals in the same proportion that the Contract Value was reduced on the date of the withdrawal.

In certain states, the death benefit during the Accumulation Period will be the Contract Value determined as of the end of the Valuation Period during which the Company receives both due proof of death and an election for the payment method less any applicable Contingent Deferred Sales Charge determined at the time the death benefit is paid.

Owners should refer to their Contract for the applicable death benefit provision.

See the "Appendix" for examples of how the death benefit is calculated.

DEATH BENEFIT OPTIONS DURING THE ACCUMULATION PERIOD. A non-spousal Beneficiary must elect the death benefit to be paid under one of the following options in the event of the death of the Owner during the Accumulation Period:

     Option 1 - lump sum payment of the death benefit; or

     Option 2 - payment of the entire death  benefit  within 5 years of the date of the death of the Owner; or

     Option 3 - payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning within one year of the date of death of the Owner or any Joint Owner.

Any portion of the death benefit not applied under Option 3 within one year of the date of the Owner's death, must be distributed within five years of the date of death.

A spousal Beneficiary may elect to continue the Contract in his or her own name at the then current Contract Value, elect a lump sum payment of the death benefit or apply the death benefit to an Annuity Option.

If a lump sum payment is requested, the amount will be paid within seven (7) days of receipt of proof of death and the election, unless the Suspension or Deferral of Payments provision is in effect.

Payment to the Beneficiary, other than in a lump sum, may only be elected during the sixty-day period beginning with the date of receipt of proof of death.

DEATH OF OWNER DURING THE ANNUITY PERIOD. If the Owner or a Joint Owner, who is not the Annuitant, dies during the Annuity Period, any remaining payments under the Annuity Option elected will continue at least as rapidly as under the method of distribution in effect at such Owner's death. Upon the death of the Owner during the Annuity Period, the Beneficiary becomes the Owner.

DEATH OF ANNUITANT. Upon the death of the Annuitant, who is not the Owner, during the Accumulation Period, the Owner may designate a new Annuitant, subject to the Company's underwriting rules then in effect. If no designation is made within 30 days of the death of the Annuitant, the Owner will become the Annuitant. If the Owner is a non-natural person, the death of the Annuitant will be treated as the death of the Owner and a new Annuitant may not be designated.

Upon the death of the Annuitant during the Annuity Period, the death benefit, if any, will be as specified in the Annuity Option elected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

PAYMENT OF DEATH BENEFIT. The Company will require due proof of death before any death benefit is paid. Due proof of death will be:

      1.   a certified death certificate;

      2. a certified decree of a court of competent jurisdiction as to the finding of death; or

      3. any other proof satisfactory to the Company.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

BENEFICIARY. The Beneficiary designation in effect on the Issue Date will remain in effect until changed. The Beneficiary is entitled to receive the benefits to be paid at the death of the Owner. Unless the Owner provides otherwise, the death benefit will be paid in equal shares to the survivor(s) as follows:

     1. to the Primary Beneficiary(ies) who survive the Owner's and/or the Annuitant's death, as applicable; or if there are none

     2. to the Contingent Beneficiary(ies) who survive the Owner's and/or the Annuitant's death, as applicable; or if there are none

     3.   to the estate of the Owner.

CHANGE OF BENEFICIARY. Subject to the rights of any irrevocable Beneficiary(ies), the Owner may change the Primary Beneficiary(ies) or Contingent Beneficiary(ies). Any change must be made by Written Request. The change will take effect as of the date the Written Request is signed. The Company will not be liable for any payment made or action taken before it records the change.

                               ANNUITY PROVISIONS

GENERAL. On the Annuity Date, the Adjusted Contract Value will be applied under the Annuity Option selected by the Owner. Annuity Payments may be made on a fixed or variable basis or both.

ANNUITY DATE. The Annuity Date is selected by the Owner on the Issue Date. The Annuity Date must be the first day of a calendar month and must be at least one month after the Issue Date. The Annuity Date may not be later than when the Annuitant reaches Age 85 or 10 years after the Issue Date for issue ages after Age 75.

Prior to the Annuity Date, the Owner, subject to the above, may change the Annuity Date by Written Request. Any change must be requested at least seven (7) days prior to the new Annuity Date.

SELECTION OR CHANGE OF AN ANNUITY OPTION. An Annuity Option is selected by the Owner at the time the Contract is issued. Prior to the Annuity Date, the Owner can change the Annuity Option selected by Written Request. Any change must be requested at least seven (7) days prior to the Annuity Date.

FREQUENCY AND AMOUNT OF ANNUITY PAYMENTS. Annuity Payments are paid in monthly installments. The Adjusted Contract Value is applied to the Annuity Table for the Annuity Option selected. If the Adjusted Contract Value to be applied under an Annuity Option is less than $2,000, the Company reserves the right to make a lump sum payment in lieu of Annuity Payments. If the Annuity Payment would be or become less than $200 where only a Fixed Annuity or a Variable Annuity is selected, or if the Annuity Payment would be or become less than $100 on each basis when a combination of Fixed and Variable Annuities are selected, the Company will reduce the frequency of payments to an interval which will result in each payment being at least $200, or $100 on each basis if a combination of Fixed and Variable Annuities is selected.

ANNUITY. If the Owner selects a Fixed Annuity, the Adjusted Contract Value is allocated to the Fixed Account and the Annuity is paid as a Fixed Annuity. If the Owner selects a Variable Annuity, the Adjusted Contract Value will be allocated to the Sub-Account(s) of the Separate Account in accordance with the selection made by the Owner, and the Annuity will be paid as a Variable Annuity. The Owner can also select a combination of a Fixed and Variable Annuity and the Adjusted Contract Value will be allocated accordingly. Unless the Owner specifies otherwise, the payee of the Annuity Payments shall be the Owner.

The Adjusted Contract Value will be applied to the applicable Annuity Table contained in the Contract based upon the Annuity Option selected by the Owner.

FIXED ANNUITY. The Owner may elect to have the Adjusted Contract Value applied to provide a Fixed Annuity. The dollar amount of each Fixed Annuity Payment will be determined in accordance with Annuity Tables contained in the Contract which are based on the minimum guaranteed interest rate of 3% per year. The dollar amount of each Fixed Annuity Payment will be reduced by the applicable portion of the Contract Maintenance Charge. After the initial Fixed Annuity Payment, the payments will not change regardless of investment, mortality or expense experience.

VARIABLE ANNUITY. Variable Annuity Payments reflect the investment performance of the Separate Account in accordance with the allocation of the Adjusted Contract Value to the Sub-Accounts during the Annuity Period. Variable Annuity payments are not guaranteed as to dollar amount.

ANNUITY OPTIONS. The following Annuity Options or any other Annuity Option acceptable to the Company may be selected:

     OPTION A. LIFE ANNUITY: Monthly Annuity Payments during the life of the Annuitant.

     OPTION B. LIFE ANNUITY WITH PERIOD CERTAIN OF 120 MONTHS: Monthly Annuity Payments during the lifetime of the Annuitant and in any event for one hundred twenty (120) months. If the Beneficiary does not desire payments to continue for the remainder of the period certain, he or she may elect to have the present value of the guaranteed annuity payments remaining commuted and paid in a lump sum.

     OPTION C. JOINT AND SURVIVOR ANNUITY: Monthly Annuity Payments payable during the joint lifetime of the Annuitant and a Joint Annuitant and then during the lifetime of the survivor at 66 2/3%.

     OPTION D. PERIOD CERTAIN: Monthly payments will be made for a specified period. The specified period must be at least ten (10) years and cannot be more than thirty (30) years. If the Owner does not desire payments to continue for the remainder of the selected period, he or she may elect to have the present value of the remaining payments to be made from the Separate Account commuted and paid in a lump sum or as an Annuity Option purchased at the date of such election.

Annuity Options A, B, C and D are available on a Fixed Annuity basis, a Variable Annuity basis or a combination of both. Election of a Fixed Annuity or a Variable Annuity must be made no later than fifteen (15) days prior to the Annuity Date. If no election is made as between a Fixed Annuity and a Variable Annuity, the Variable Annuity will be the default option.

                                   DISTRIBUTOR

London Pacific Financial and Insurance Services is the distributor of the Contracts. London Pacific Financial and Insurance Services is registered as a broker-dealer with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. London Pacific Financial and Insurance Services is an affiliate of the Company.

Commissions will be paid to broker-dealers who sell the Contracts. Broker-dealers will be paid commissions, up to an amount currently equal to 7.0% of Contributions, for promotional or distribution expenses associated with the marketing of the Contracts.

                             PERFORMANCE INFORMATION

BERKELEY MONEY MARKET SUB-ACCOUNT. From time to time, the Berkeley Money Market Sub-Account of the Separate Account may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Berkeley Money Market Sub-Account refers to the income generated by Contract Values in the Berkeley Money Market Sub-Account over a seven-day period ending on the date of calculation (which period will be stated in the advertisement). This income is "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the Contract Value in the Berkeley Money Market Sub-Account. The "effective yield" is calculated similarly. However, when annualized, the income earned by Contract Value is assumed to be reinvested. This results in the "effective yield" being slightly higher than the "current yield" because of the compounding effect of the assumed reinvestment. The yield figure will reflect the deduction of any asset-based charges and any applicable Contract Maintenance Charge.

OTHER SUB-ACCOUNTS. From time to time, the Company may advertise performance data for the various other Sub-Accounts under the Contract. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of a Portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that Unit by the Accumulation Unit value at the beginning of the period. This percentage figure will reflect the deduction of any asset-based charges and any applicable Contract Maintenance Charges under the Contracts. The Company may also advertise performance information computed on a different basis which may not include certain charges. If such charges were deducted, the performance would be lower.

Any advertisement will also include standardized average annual total return figures calculated as described in the Statement of Additional Information. The total return figures will reflect all recurring charges and deductions against the Sub-Account's income, including the deduction of the Mortality and Expense Risk Charge, the Administrative Charge, the Distribution Charge, the Contract Maintenance Charge and the Contingent Deferred Sales Charge for the applicable periods shown.

The Company may make available yield information with respect to some of the Sub-Accounts. Such yield information will be calculated as described in the Statement of Additional Information. The yield information will reflect the deduction of any applicable Contract Maintenance Charge as well as any asset-based charges.

The Company may also show historical Accumulation Unit values in certain advertisements containing illustrations. These illustrations will be based on actual Accumulation Unit values.

In addition, the Company may distribute sales literature which compares the percentage change in Accumulation Unit values for any of the Sub-Accounts against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the underlying Portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

In addition, the Company may, as appropriate, compare each Sub-Account's performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasuries, or to certain interest rate and inflation indices, such as the Consumer Price Index, which is published by the U.S. Department of Labor and measures the average change in prices over time of a fixed "market basket" of certain specified goods and services. Similar comparisons of Sub-Account performance may also be made with appropriate indices measuring the performance of a defined group of securities widely recognized by investors as representing a particular segment of the securities markets. For example, Sub-Account performance may be compared with Donoghue Money Market Institutional Averages (money market rates), Lehman Brothers Corporate Bond Index (corporate bond interest rates) or Lehman Brothers Government Bond Index (long-term U.S. Government obligation interest rates).

The Company may also distribute sales literature which compares the performance of the Accumulation Unit values of the Contracts issued through the Separate Account with the unit values of variable annuities issued through the separate accounts of other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Georgia and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the rankings might have been lower.

Morningstar rates a variable annuity Sub-Account against its peers with similar investment objectives. Morningstar does not rate any Sub-Account that has less than three years of performance data. The Morningstar rankings may or may not reflect the deduction of charges. Where charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the rankings might have been lower.

Owners should note that the investment results of each Sub-Account will fluctuate over time, and any presentation of a Sub-Account's current yield or total return for any prior period should not be considered a representation of what an investment may earn or what an Owner's yield or total return may be in any future period.

                               FEDERAL TAX STATUS

NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED IN THIS PROSPECTUS MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

GENERAL. Section 72 of the Code governs taxation of annuities in general. An owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the contributions, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a Fixed Annuity Option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a Variable Annuity Option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund feature) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludible amounts equal the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

DIVERSIFICATION. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Contracts. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all Portfolios will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owner being retroactively determined to be the owner of the assets of the Separate Account.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

CONTRACTS OWNED BY OTHER THAN NATURAL PERSONS. Under Section 72(u) of the Code, the investment earnings on Contributions for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation, or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to Contracts held by a trust or other entity as agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS. The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS. An assignment or pledge of a Contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign or pledge their Contracts.

INCOME TAX WITHHOLDING. All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 or Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:
a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or distributions for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions). Participants under such plans should consult their own tax counsel or other tax adviser regarding withholding requirements.

TAX TREATMENT OF WITHDRAWALS - NON-QUALIFIED CONTRACTS. Section 72 of the Code governs the treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate contributions made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts," below.)

QUALIFIED PLANS. The Contracts offered by this Prospectus may also be used as Qualified Contracts. The following discussion of Qualified Contracts is not exhaustive and is for general informational purposes only. The tax rules regarding Qualified Contracts are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing Qualified Contracts.

Qualified Contracts include special provisions restricting Contract provisions that may otherwise be available as described in this Prospectus. Generally, Qualified Contracts are not transferable except upon surrender or annuitization.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. Qualified Contracts will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Contributions for a Roth IRA are limited to a maximum of $2,000 per year. Lower maximum limitations apply to individuals with adjusted gross income between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRA and non-Roth IRAs.

Qualified distributions from Roth IRAs are entirely tax free. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59-1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA that represents income or a previously deductible IRA contribution. However, for rollovers in 1998, the individual may pay that tax ratably over the four taxable year period beginning with tax year 1998.

Purchasers of Contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

TAX TREATMENT OF WITHDRAWALS - QUALIFIED CONTRACTS. In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Section 408(b) (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (e) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Owner or Annuitant (as applicable) has been re-employed for at least 60 days); (f) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Owner or Annuitant (as applicable) for the taxable year; and (g) distributions from an individual Retirement Annuity made to the Owner or Annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code).

Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year, following the year in which the employee attains age 70 1/2. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

                              FINANCIAL STATEMENTS

Financial statements of the Company and the Separate Account have been included in the Statement of Additional Information.

                                LEGAL PROCEEDINGS

There are no material pending legal proceedings to which the Separate Account, the Distributor or the Company is a party.

                            TABLE OF CONTENTS OF THE

                       STATEMENT OF ADDITIONAL INFORMATION

            ITEM                                                          PAGE

            Company......................................................   3

            Experts......................................................   3

            Legal Opinions...............................................   3

            Distributor..................................................   3

            Yield Calculation for the Berkeley Money Market Sub-Account..   3

            Performance Information......................................   4

            Annuity Provisions...........................................   6

            Financial Statements.........................................   7






                                     - A-2 -

                                    APPENDIX

The purpose of the Examples below is (i) to demonstrate how the Contingent Deferred Sales Charge is calculated and (ii) to demonstrate how the death benefit is calculated.

WITHDRAWALS AND CONTINGENT DEFERRED SALES CHARGES

EXAMPLE A - TOTAL WITHDRAWAL IN CONTRACT YEAR TWO

Example A assumes the following:

   (1) The initial Contribution was $10,000, allocated solely to one Sub-Account. (2) The date of total withdrawal occurs during the second Contract Year. (3) The Owner's Contract Value at the time of the total withdrawal is $10,950. (4) No other Contributions or previous withdrawals have been made.

The following applies to this Example:

     (a) Earnings in the Contract are not subject to the Contingent Deferred Sales Charge (CDSC). Therefore, $950 ($10,950 - $10,000 = $950) is not
          subject to the CDSC.

     (b) The balance of the total withdrawal of $10,000 is subject to the CDSC applied during the second year, since the Free Withdrawal amount does not apply to total withdrawals.

     (c) The amount of the applicable CDSC is .07 x 10,000 = $700. (d) The amount of the total withdrawal is $10,950 - $700 = $10,250.*

         * If a total withdrawal is made on other than a Contract Anniversary and the Contract Value for the Valuation Period during which the total withdrawal is made is less than $50,000, the full Contract Maintenance Charge of $36 will be deducted at the time of the total withdrawal.

EXAMPLE B - PARTIAL WITHDRAWAL IN THE AMOUNT OF $3,000 IN CONTRACT YEAR TWO

     This Example is based on the same assumptions as Example A except that in this Example there is a partial withdrawal for $3,000 in Contract Year Two.

     (a) In a partial withdrawal, 10% of the unliquidated Contributions may be withdrawn as a Free Withdrawal without the imposition of the CDSC. (10,000 x .10 = $1,000). Therefore $1,000 of the $3,000 partial withdrawal is not subject to the CDSC.

     (b) For purposes of determining the amount of the CDSC, unliquidated Contributions are deemed to be withdrawn before earnings in the Contract.

     (c)  The amount of the CDSC is $140 ($2,000 x .07 = $140).

     (d) In this Example, from the partial withdrawal of $3,000 the Owner will receive $2,860.

EXAMPLE C - PARTIAL WITHDRAWAL IMMEDIATELY FOLLOWED BY A TOTAL WITHDRAWAL

Example C assumes the following:

     (1)  The  initial  Contribution  was  $10,000,   allocated  solely  to  one
          Sub-Account.

     (2)  The withdrawals occur during the second Contract Year.

     (3)  The Contract Value at the time of the withdrawals is $10,950.

     (4)  The partial withdrawal is for $1,000.

The following applies to the Example:

     (a) As noted in Example B, the partial withdrawal of $1,000 is not subject to the CDSC because of the 10% Free Withdrawal amount of $1,000. The remaining Contract Value is $9,950.

     (b) For purposes of the immediately following total withdrawal, the original Contribution of $10,000 is used for calculating the CDSC because Free Withdrawal amounts do not reduce the Contributions for purposes of calculating the CDSC.

     (c)  The amount of the CDSC is $700 (.07 x $10,000).

     (d)  The amount of the total withdrawal is 9,250 ($9,950 - $700).

     Note: Withdrawals of income may be subject to a ten percent federal income tax penalty if the Owner is not 59 1/2 at the time of the withdrawal.

DEATH BENEFIT

EXAMPLE A - OWNER AGE 65 AT DEATH; DIES DURING CONTRACT YEAR TWO

Example A assumes the following:

     (1)  A Contribution of $10,000 was made for the Contract.

     (2)  Owner dies at Age 65 during the second Contract Year.

     (3)  The Contract Value at death was $12,000.

     (4)  No withdrawals have been made.

The following applies to this Example:

     (a)  Adjusted Contributions equal $10,000, since there were no withdrawals.

     (b) No seventh year stepped-up death benefit is available because death occurred prior to the seventh year Contract Anniversary.

     (c)  Contract  Value  is  $12,000  and  therefore   greater  than  Adjusted
          Contributions.

     (d)  The death benefit is $12,000.

EXAMPLE B - OWNER AGE 65 AT DEATH; DIES DURING CONTRACT YEAR TWO

This Example is based on the same assumptions as Example A except that in this Example the Contract Value at death is $9,500.

The following applies to this Example:

   (a)   The Adjusted Contributions are greater than the Contract Value.
   (b)   The death benefit is $10,000.


EXAMPLE C - OWNER AGE 65 AT DEATH; DIES DURING CONTRACT YEAR TEN

Example C assumes the following:

     (1)  A single Contribution of $10,000 was made to the Contract.

     (2)  Owner dies at Age 65 during the tenth Contract Year.

     (3)  The Contract Value on the seventh Contract Anniversary was $18,000.

     (4)  The Contract Value at death was $17,000.

     (5) A gross withdrawal of $1,500 was made in the sixth Contract Year at which time the Contract Value was $15,000 before the withdrawal was made.

The following applies to this Example:

     (a) Adjusted Contributions are equal to $9,000. (At the time of the withdrawal the Contract Value was reduced by 10% ($1,500/$15,000 = .10) therefore, Adjusted Contributions are reduced by 10% ($10,000 - ($10,000 x .10) = $9,000).

     (b) Contract Value on the seventh Contract Anniversary ($18,000) was greater than that on the death of Owner ($17,000) and greater than Adjusted Contributions ($9,000).

     (c)  The death benefit is $18,000.

EXAMPLE D - OWNER AGE 77 AT DEATH; DIES DURING CONTRACT YEAR TWO

This Example is based on the same assumptions as Example A except that in this Example the Owner is Age 77 at death.

The following applies to this Example:

     (a) The death benefit is $12,000 less any CDSC applicable at the time the death benefit or any portion is withdrawn.

     (b) Any applicable CDSC will be calculated as set forth under Examples of Withdrawals and Contingent Deferred Sales Charges above.

EXAMPLE E - OWNER AGE 87 AT DEATH; DIES DURING CONTRACT YEAR TWO

This Example is based on the same assumptions as Example A except in this Example the Owner is Age 87 at death.

The following applies to this Example:

    (a) Since the Owner was beyond Age 85, the death benefit will be limited to the Contract Value less any CDSC applicable at the time the death benefit or any portion is withdrawn.

    (b) Any applicable CDSC will be calculated as set forth under Examples of Withdrawals and Contingent Deferred Sales Charges above.













                      [THIS PAGE INTENTIONALLY LEFT BLANK]









                      [THIS PAGE INTENTIONALLY LEFT BLANK]







                      [THIS PAGE INTENTIONALLY LEFT BLANK]










1003                                                                        5/98

                                 Distributed by:

                  London Pacific Financial & Insurance Services
                            1755 Creekside Oaks Drive
                              Sacramento, CA 95833

                                   Issued by:
                                [GRAPHIC OMITTED]

                                  Home Office:
                              3109 Poplarwood Court
                          Raleigh, North Carolina 27604
                                 (919) 790-2243

                             Annuity Service Center:
                                 P.O. Box 29564
                          Raleigh, North Carolina 27626
                                 (800) 852-3152